Investor Presentation
May 2014


BOEING

A Premier Supplier of Aircraft Structure

CPI AERO
NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 11, 2014 and Quarterly Report on Form 10-Q filed on May 9, 2014, available at http://www.sec.gov. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

About CPI Aero: Products and Services

Manufacturer of aerospace structural assemblies for commercial and military markets

- Skin panels, leading edges, flight control surfaces, wing tips, cowl doors, engine nacelle and inlet assemblies, airborne pod structures
- Value-added services include program management, global supply chain management, and manufacturing engineering


Engine Cowl Doors
Wing Leading Edge
Wing Spar Assys
Fuselage Skin Panels


Pod Structures
Wing Tips


Engine Inlets
Trailing Edge & Flaps
Cabin Doors

Aircraft photos are for illustration purposes only

CPI AERO

Subcontractor Role

Tier 3 — *Components or detailed parts*

Tier 2 — *Manufacture subassemblies*

Tier 1 — *Manufacture aircraft sections*

OEM — *Final assembly, finish and delivery*

Primes are Outsourcing Lower Level Structural Assemblies

CPI Aero is….

Tier 1 Supplier to:

- Bell Helicopter (A Textron Company)
- Boeing
- HondaJet
- Cessna (A Textron Company)
- UTC Aerospace Systems
- Northrop Grumman (Defining the Future)
- Embraer
- Lockheed Martin
- Sikorsky (A United Technologies Company)

Tier 2 Supplier to:

- Spirit AeroSystems

Building on our Heritage



Pursuing Design & Build Programs +
Large Commercial Aircraft Awards
Positioned to Capitalize on Military Reset

Going Forward

Complex Structural Assemblies
Growing Commercial Business
Expanded into Military MRO

Currently

Late 2000s

Expansion into New Markets
Established Reputation as Top-Tier Manufacturer
Business Jet Awards

Early 2000s

Large-Scale Manufacturing +
Start Pursuing Subcontracting Work (Tier 1 and 2)

1990s

Growth of Core Business:
Increased Technical Capabilities

1980s

Core Business:
Prime Contractor for the U.S. Dept. of Defense

CPI AERO

CPI Aero's 171,000 Sq. Ft. Facility










CPI AERO









Investment Case

1. Commercial aircraft demand driving need for increased production of structure

2. More opportunities in larger & more complex programs than ever before

3. Current long term contracts expected to generate $410 million in future revenue

4. Focusing on technology automation and global supply chain for competitive advantage

5. Higher commercial build rates driving future revenue growth, off-setting decline in military spending

2014 Business Outlook

Revenues	**$83.5 million – $85.0 million** Newer commercial programs expected to generate a higher % of total revenue
Production Rates & Deliveries	**Product deliveries and customer billings** expected to increase **by 10%... our highest ever**
Gross margin	Expected to be in the **range of 20% to 21%.**
EBITDA	Projected to be between **$11.3 million - $11.8 million**
Net Income	Projected to be between **$6.6 million - $7.0 million**
Cash flow from operations	Cash flow from operations expected to be approx. **$1 million to $1.25 million.**

2015 Business Outlook

Revenues	Highest revenue in CPI Aero's history is expected Projected: **$90.5 million - $94.0 million** • Anticipated single digit growth in military revenue • Anticipated double digit growth in commercial revenue
Production Rates & Deliveries	Continued **strength in production rates of business jet programs** is expected Expects **steady production on more mature programs and also new programs**
Gross margin	Gross margin anticipated to be between **22.0% to 23.5%** mainly driven by higher production rates and lower unit costs
EBITDA	Expect more than 25% increase over 2014

Long-Term Industry/Company Outlook

2014 and Beyond

Military Programs

- Well positioned on E-2D, Black Hawk military platforms that are expected to survive the deep cuts to overall military spending
- Heritage in providing spares support for out-of-production aircraft is aligned with DOD modification and life extension programs
- Recently added military MRO capability is hedging against declining number of new aircraft
- Pod based systems leading sector growth

Commercial Programs

- Experts predict commercial aerospace is at start of prolonged up-cycle
- Historic airliner build rates expected to create demand for additional structural assembly capacity
- CPI Aero has long-term commercial programs with strong order backlogs and accelerating build rates
- Continued recovery in business jet market expected to drive demand for next generation business jets

Favorable long-term market outlook



Forecast Deliveries ($bn)
$250
$200
$150
$100
$50
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Other
Trainers/Light Attack
Regional Aircraft
Military Transports
Rotorcraft
Fighters
Commercial Jetliners
Business Aircraft

In CPI Aero's experience, demand for structure typically leads aircraft delivery by 18-24 months

CPI AERO

CPI Aero's Unique Business Model

Since inception: - focused on assembly and integration
- use suppliers to manufacture 100% of components

Provides a competitive advantage over vertically integrated competitors due to:

Competence

- Over 30 years of highly evolved assembly, supply chain and program management skills
- We are NOT a parts manufacturer that is trying to move up the value-added chain

Best Value

- We do not have our own production capacity to feed
- We leverage component production capacity on a global basis to find the best combination of price, quality, and delivery for each type of component (composites, sheet metal, machined parts)

Scalable with little CapEx

- Our capacity is only limited by people and floor space
- We can achieve superior organic growth without major investments in machinery and without the risk of future obsolescence
- Examples: metals vs. composites

CPI Aero's Strategic Objectives

Continued improvement and expansion of capabilities is vital to CPI Aero's future

Objectives

1. **Enhance capabilities** to win larger and more complex assembly and design-build projects
2. Provide **best possible buying experience for our customers**
3. Move towards more **balance between commercial and military programs**
4. Develop **global low cost sources of supply,** to improve competitiveness
5. Make **supply chain management and program management** our key competitive advantage

Supported by our business plan

1. Completed a **major overhaul of our ERP system and increased our efficiency** in resource planning, purchasing and order management processes.
2. **Increased our workforce and skills training programs to** ensure that our workers are the best trained and best prepared in the industry.
3. Planning **additional investments in new manufacturing technologies and production floor software** that will increase output, improve quality and lower production costs compared to our current methods

Key Operational Objectives

1. EXCEED EXPECTATIONS of our customers by manufacturing the highest quality aerospace structural products while providing a low risk, collaborative and completely satisfying customer experience.

2. GROW our business with EXISTING CUSTOMERS, earn the trust of NEW CUSTOMERS.

3. Transition start up programs to full rate production TO IMPROVE CASH FLOW generation

4. Introduce NEW MANUFACTURING TECHNOLOGIES to improve efficiency

Programs (as of 3/31/14): Military Aerospace

Boeing	Northrop Grumman (Defining the Future)	Sikorsky (A United Technologies Company)	UTC Aerospace Systems	Bell Helicopter (A Textron Company)
A-10 Thunderbolt Wing	E-2D Advanced Hawkeye & C-2A Greyhound	UH-60 BLACK HAWK helicopter	Military aircraft	AH-1Z ZULU Helicopter
$92M contract	$195M program	$84.3M contracts	$10.7M contract	$34M potential
Leading edges, wing tips, trailing edges, main landing gear pods Firm requirements for 173 ship sets $65.3M in orders	Structural kits for the wing $76.3M in purchase orders	HIRSS module and Gunner Doors assemblies Outboard stabilator assemblies $5.3M MRO order Manufacture fuel panels	Large structural assemblies Authority to design modifications to the structure	Various assemblies $5.5M in orders












Programs (as of 3/31/14): Commercial

Spirit AeroSystems	Sikorsky (A United Technologies Company)	HondaJet	Embraer	Cessna (A Textron Company)
Gulfstream G650 Business Jet	**S-92 Civil Helicopter** **$28.8M contract**	**HondaJet© Business Jet** **$70M potential value**	**Embraer Phenom 300 business jets** **$40M potential value**	**Cessna Citation X Civilian Jet** **$41M potential value**
Wing leading edge assemblies Contract recently extended through 2019 Funded backlog through Q3 2014	Structural assembly kits, search and rescue door provision & completion kits, trailing edge and seat fitting kits	Engine inlet and flap and vane assemblies $3.5M in orders	Engine inlet assemblies	11 structural assemblies $5.5M in purchase orders












Contract Awards


Value of Contract Awards (in $ millions)
$122.3M
$125
$100
$75
$50
$25
$0
100%
80%
60%
40%
20%
0%
2007
2008
2009
2010
2011
2012
2013
Military
Commercial
% of Subcontract Awards to Total Awards

CPI Aero's future revenue mix should continue to reflect a larger proportion of work as a subcontractor to major prime contractors

Contracts (as of 3/31/14) - Size and Duration

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage

'06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19

SIKORSKY - **$18.5 M** for the UH-60 BLACK HAWK

SIKORSKY - **$10.9 M** for the S-92® civil helicopter

SIKORSKY - **$18.8 M** for the UH-60 BLACK HAWK

SIKORSKY - **$17.7 M** for the S-92® helicopter

NORTHROP GRUMMAN – 25 ALMDS units

SPIRIT - for the Gulfstream G650 business jet

NORTHROP GRUMMAN - **$195 M** for the E-2D and C-2A aircrafts

BOEING - **$92 M** for the A-10 "Thunderbolt" attack jet

HONDA AIRCRAFT - **$70 M** for the HondaJet business jet

BELL Helicopter - **$34 M** for the AH-1Z ZULU attack helicopter

UTC AEROSPACE SYSTEMS - **$10.7 M** for a military aircraft application (formerly called Goodrich Aerospace)

EMBRAER - **$40 M** for the Embraer Phenom 300 business jets

CESSNA - **$41 M** for the Cessna Citation X civilian jet

- **11 long-term contracts in progress**
- **Potential aggregate value of approx. $410.3 million (as of 3/31/14)**

CPI AERO

Large Order Backlog

Consolidated Backlog at 3/31/2014
$410.3 Million

Funded / Unfunded

Unfunded backlog represents remaining potential value of long term agreements *



$96.2M
$314.1M
Funded
Unfunded

Defense / Commercial



$176.1M
$234.2M
Military Aerospace
Commercial

** Unfunded backlog is primarily comprised of the long-term contracts that we received from Boeing, Spirit and NGC during 2008, from Honda and Bell during 2011 and from Cessna, Sikorsky and Embraer during 2012.*

CPI AERO

Backlog Breakdown (at 3/31/14)

Military Aerospace

Funded: $69.2 Million


$0.3M
$3.4M
$16.9M
$48.6M

Unfunded: $ 165.0 Million


$3.7M
$26.5M
$134.8M

- Fixed Wings
- Rotary Wings
- MRO
- Pod Systems

Commercial

Funded: $27.0 Million


$1.5M
$5.4M
$20.1M

Unfunded: $149.1 Million


$4.1M
$145.0M

- Rotary Wings
- Business Jet
- Foreign Commercial

Bid Pipeline (4/30/14)

Military / Commercial


47%
53%
Military
Commercial

Pipeline includes only proposals expected to be awarded in 2014 and/or 2015

Bid Pipeline: Breakdown (4/30/14)



Military
MRO 8%
Pod Systems 14%
Fixed Wing 48%
Rotary Wing 30%
Fixed Wing
Rotary Wing
Pod Systems
MRO



Commercial
Large Business 33%
Light Bizjet 29%
LCA 38%
Light Bizjet
Large Business
LCA

Additional Growth Opportunities

Expand Relationship with Existing Customers (new program opportunities)

Sikorsky
A United Technologies Company

NORTHROP GRUMMAN
DEFINING THE FUTURE

UTC Aerospace Systems

Bell Helicopter
A Textron Company

Cessna
A Textron Company

LOCKHEED MARTIN

HondaJet

SPIRIT AEROSYSTEMS

BOEING

EMBRAER

Pursue Subcontracts on Large Commercial Aircraft



Embraer



Boeing



Airbus

Pursue Subcontracts on Future Defense Programs



Future Light Helicopter



New USAF Trainer



New Presidential Helicopter

Leveraging client relationships - Case Study

Sikorsky: 2006 to 2014

Sep. 2006
Awarded 1st contract
<$25.000

Sep. 2006
1st HIRRS contract
$4.4M

June 2007
M LTA for S-92 kits
$4.1M

Dec 2010
LTA for gunner windows
$2.1M

Feb 2011
LTA for S-92 kits
$17.5M

Aug 2012
MY8 LTA for gunner windows
$17.5 M

Dec. 2012
MRO LTA for the BlackHawk
$6.3M

Jan. 2014
LTA for the BlackHawk fuel panels
$47.5M

Future Opportunities
-Combat
-Rescue Helicopter
-Presidential
-Turkish Utility Helicopter
-JMR

A small initial contract resulted in LTA's worth

approximately $100 million

since 2006

CPI AERO

Financial Highlights

Q1 2014 Results: In Line with Expectations

Highlights	Q1 2014	Q1 2013
Revenue	$21.9 million	$19.9 million
Gross margin	20.5%	22.3%
Pre-tax income	$2.5 million	$2.4 million
Net Income	$1.7 million	$1.7 million
EPS	$ 0.20	$ 0.20

2014 Projected Results

Highlights	2014
Revenue	$83.5 million - $85.0 million
Gross margin	20.0% – 21.0%
Net Income	$6.6 million - $7.0 million

Revenue Breakdown



Revenue Breakdown
100%
80%
60%
40%
20%
0%
68%
32%
60%
40%
58%
42%
2013
2014(E)
2015(E)
Military Aerospace
Commercial

CPI AERO

Revenue Breakdown: Military


100%
80%
60%
40%
20%
0%
15%
1%
18%
66%
8%
3%
18%
71%
19%
3%
20%
57%
2013
2014(E)
2015(E)
Pod Systems
MRO
Rotary Wing
Fixed Wing

CPI AERO

Revenue Breakdown: Commercial



100%
80%
60%
40%
20%
0%
15%
4%
81%
5%
5%
18%
8%
64%
1%
10%
22%
10%
57%
2013
2014(E)
2015(E)
Gov. Commercial
LCA
Light Business
Rotary
Large Business

CPI AERO

Investment Conclusion

2014:	• Revenue: Projected to be $83.5 million to $85.0 million • 10% higher product shipments planned • EBITDA: Projected to be $11.3 million to $11.8 million • Net Income: Projected to be $6.6 million to $7.0 million • Expected cash flow from operations of $1M to $1.25M

2015:	• Highest revenue in CPI Aero's history is expected
	  • $90.5 million to $94.0 million
	• Gross margin is expected to improve
	  • 22.0% to 23.5%
	• EBITDA: Projected to be over 25% increase vs. 2014

Well positioned to support continued growth	• Higher commercial aircraft demand • Higher commercial build rates to off-set decline in military spending • Opportunities in larger & more complex programs • Focusing on technology automation and global supply chain for competitive advantage

Contact us



CPI Aerostructures

Vincent Palazzolo, CFO

(631) 586-5200

www.cpiaero.com



Investor Relations Counsel

The Equity Group Inc.

www.theequitygroup.com

Lena Cati

(212) 836-961

lcati@equityny.com

CPI Aero